Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Alaunos Therapeutics, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dale Curtis Hogue, Jr.., Interim Chief Executive Officer and Director (and Principal Executive Officer and Principal Financial Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dale Curtis Hogue, Jr.

Dale Curtis Hogue, Jr.

Interim Chief Executive Officer and Director

Principal Executive Officer and

Principal Financial Officer

May 15, 2025